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POWER OF ATTORNEY
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Each of the undersigned, being a director or officer, or both, of GAYLORD
CONTAINER CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint each of Marvin A. Pomerantz and Daniel P. Casey as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Corporation's Form 10-K for the Corporation's 1998 fiscal year and to file same, together with all exhibits thereto and other attachments and documents in connection therewith, with the Securities and Exchange Commission, the American Stock Exchange and any other regulatory authority, and to sign, file or deliver such further documents and to take such further actions in connection therewith as each of the undersigned might or could do in person and as each such attorney and agent deems necessary or desirable; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

SIGNATURE                                                                  TITLE


/s/ Marvin A. Pomerantz                        Chairman, Chief Executive Officer
-----------------------------                  and (Principal Executive Officer)
Marvin A. Pomerantz


/s/ Daniel P. Casey                                     Executive Vice President
-----------------------------                      (Principal Financial Officer)
Daniel P. Casey


/s/ Jeffrey B. Park                          Vice President-Corporate Controller
-----------------------------                     (Principal Accounting Officer)
Jeffrey B. Park


/s/ Mary Sue Coleman                                                    Director
-----------------------------
Mary Sue Coleman


/s/ Harve A. Ferrill                                                    Director
-----------------------------
Harve A. Ferrill


/s/ John E. Goodenow                                                    Director
-----------------------------
John E. Goodenow


/s/ David B. Hawkins                                                    Director
-----------------------------
David B. Hawkins


/s/ Warren J. Hayford                                                   Director
-----------------------------
Warren J. Hayford


/s/ Charles S. Johnson                                                  Director
-----------------------------
Charles S. Johnson


/s/ Jerry W. Kolb                                                       Director
-----------------------------
Jerry W. Kolb


/s/ Ralph L. MacDonald, Jr.                                             Director
-----------------------------
Ralph L. MacDonald, Jr.


/s/ Thomas H. Stoner                                                    Director
-----------------------------
Thomas H. Stoner